UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 7, 2013

EXTERRAN HOLDINGS, INC.

Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Contribution, Conveyance and Assumption Agreement

On March 7, 2013, Exterran Holdings, Inc. (“Exterran” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran General Holdings LLC, Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”), EXLP Leasing LLC (“EXLP Leasing”) and Exterran Partners, L.P. (the “Partnership”). The Contribution Agreement provides for, among others, the following transactions:

1.                                      A series of conveyances, contributions and distributions by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing of: (a) specified compression services customer contracts and compression equipment used to provide compression services under those contracts, and (b) certain other compression equipment currently being leased by the Partnership from EESLP;

2.                                      The Partnership’s issuance to MLP LP LLC of 7,123,527 common units representing limited partner interests in the Partnership (“Common Units”); and

3.                                      The Partnership’s issuance to GP, its general partner, of 144,644 general partner units in the Partnership.

These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, are expected to close in March or April 2013. An additional closing condition requires us and the Partnership to enter into an amendment to the Third Amended and Restated Omnibus Agreement, dated as of June 10, 2011, as amended by the First Amendment to Third Amended and Restated Omnibus Agreement, dated as of March 8, 2012 (as so amended, the “Omnibus Agreement”), by and among us, EESLP, GP LLC, GP, the Partnership and EXLP Operating, regarding several relationships between us and the Partnership. The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 4, 2011 and Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 9, 2012.  The description of the Omnibus Agreement is hereby incorporated by reference to our Current Report on Form 8-K filed on June 13, 2011 and our Current Report on Form 8-K filed on March 13, 2012. The amendment will, among other things, (1) increase the cap on selling, general and administrative costs we allocate to the Partnership based on such costs we incur on the Partnership’s behalf and any such costs incurred directly by the Partnership and its subsidiaries (the “SG&A Limit”) from $10.5 million per quarter to $12.5 million per quarter through December 31, 2013, and from $12.5 million per quarter to $15.0 million per quarter beginning January 1, 2014, (2) increase the cap on cost of sales we allocate to the Partnership based on such costs we incur on the Partnership’s behalf and any such costs incurred directly by the Partnership and its subsidiaries (the “Cost of Sales Limit”) from $21.75 per horsepower per quarter to $22.50 per horsepower per quarter beginning January 1, 2014, (3) extend the terms of the SG&A Limit and the Cost of Sales Limit for an additional year such that they will now terminate on December 31, 2014, and (4) extend the terms of certain non-competition and equipment transfer provisions for an additional year such that they will now terminate on December 31, 2014.

The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the parties to the Contribution Agreement, other than us, is our direct or indirect subsidiary. As a result, certain individuals, including officers and directors of us and GP LLC, serve as officers and/or directors of more than one of such entities. Also, we hold (as of the date of this Form 8-K and without giving effect to the Common Units to be issued in connection with the consummation of the transactions contemplated by the Contribution Agreement) an indirect 29% limited partner interest in the Partnership through our subsidiaries and an approximate 2% general partner interest and incentive distribution rights in the Partnership through our indirect ownership of GP, the general partner of the Partnership.

Item 7.01              Regulation FD Disclosure

On March 8, 2013, we announced that we had entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding our ability to complete the proposed transaction and the expected timing of the closing of the transaction.

While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy the conditions to the closing of the transaction.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2012, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated March 8, 2013

*              Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

March 8, 2013	By:	/s/ William M. Austin
William M. Austin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated March 8, 2013

*              Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.